SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): January 26, 1998

                       National Auto Finance Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-22067                                    65-0688619
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

       621 N.W. 53rd Street, Suite 200
             Boca Raton, Florida                               33487
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   (Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 997-2413
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. Press Release, dated January 26, 1998, announcing that it completed a $93.6 million securitization of its motor vehicle retail installment loans on January 20, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Financial Statements of Business Acquired:

     Not applicable.

(b)  Pro Forma Financial Information:

     Not applicable.

(c)  Exhibits:

     (99) Press Release, dated January 26, 1998.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  January 26, 1998.
                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By:  /s/ Kevin G. Adams
                                   Name:  Kevin G. Adams
                                   Title:  Chief Financial Officer







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                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index

Exhibit No.         Description                        Page
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  (99)              Press Release,
                    dated January 26, 1998